UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 2, 2006

Date of Report (Date of earliest event reported)

Wireless Facilities, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-27231	13-3818604
(Commission File Number)	(IRS Employer Identification No.)

4810 Eastgate Mall, San Diego, CA	92121
(address of principal executive offices)	(Zip Code)

(858) 228-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As described on Current Report on Form 8-K of Wireless Facilities, Inc. (“Company”) filed on October 2, 2006 (the “Initial 8-K”), on October 2, 2006, the Company consummated its acquisition of Madison Research Corporation (“ MRC “), by way of merger whereby MRC became a wholly-owned subsidiary of the Company.

The sole purpose of this amendment to the Initial 8-K is to incorporate as part of the Initial 8-K the information set forth below under Item 9.01 as required by Item 9.01 of Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the attached financial statements were omitted from disclosure contained in the Initial 8-K. Attached hereto as Exhibits 99.1 and 99.2, and incorporated herein by reference, are the audited consolidated financial statements of MRC for the year ended December 31, 2005 and the unaudited interim consolidated financial statements of MRC for the nine months ended September 30, 2006 and 2005.

(b) Pro forma financial information.

Pursuant to paragraph (b)(2) of Item 9.01 of Form 8-K, the attached financial statements were omitted from disclosure contained in the Initial 8-K. Attached hereto as Exhibit 99.3 and incorporated herein by reference, is the required unaudited pro forma combined financial statements.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Crabtree, Rowe & Berger, P.C. dated December 15, 2006.

99.1	Audited Consolidated Financial Statements of Madison Research Corporation for the Years Ended December 31, 2005.

99.2	Unaudited Consolidated Financial Statements of Madison Research Corporation for the Nine Months Ended September 30, 2006 and 2005.

99.3	Unaudited Pro Forma Combined Financial Statements.
Unaudited Pro Forma Combined Balance Sheet as of September 30, 2006.
Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 30, 2006.
Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wireless Facilities, Inc.

Date: December 18, 2006	By:	/s/ Deanna H. Lund
Deanna H. Lund
Senior Vice President, Chief Financial Officer